                                                                   Exhibit 99.7

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                               Greenbelt Division

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                                          )
                                          )
In re                                     )
                                          )
CRIIMI MAE Inc., et al.,                  )        Chapter 11
                                          )        Case Nos. 98-2-3115(DK)
                Debtors.                  )        through 98-2-3117(DK)
                                          )        (Jointly Administered)
                                          )
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            PRAECIPE FILING AMENDED PAGE TO EXHIBIT G TO THE DEBTORS'
                    SECOND AMENDED JOINT DISCLOSURE STATEMENT

                  In connection with the hearing on approval of the Debtors' Second Amended Joint Disclosure Statement (the "Disclosure Statement") held on April 25, 2000, CRIIMI MAE Inc. ("CMI"), CRIIMI MAE Holdings II, L.P. ("Holdings") and CRIIMI MAE Management, Inc. ("Management") (collectively, the "Debtors") and the Official Committee of Equity Security Holders of CMI (the "Equity Committee"), by and through their undersigned counsel, hereby file this Praecipe Filing Amended Page to Exhibit G to the Debtors' Second Amended Joint Disclosure Statement.

                  Approval of the Disclosure Statement including the amended page to Exhibit G filed herewith is hereby requested.

Dated: July 21, 2000

VENABLE, BAETJER AND                        AKIN, GUMP, STRAUSS,
     HOWARD, LLP                               HAUER & FELD, L.L.P.

By:          /s/                            By:      /s/
   --------------------------                  -----------------------
     Richard L. Wasserman                      Stanley J. Samorajczyk
     Federal Bar No. 02784                     Federal Bar No. 03113
     Carrie B. Weinfeld                        1333 New Hampshire Ave., NW
     Federal Bar No. 25365                     Washington, D.C.  20036
     1800 Mercantile Bank and Trust Building   (202) 887-4000
     Two Hopkins Plaza
     Baltimore, Maryland 21201                 Co-Counsel for CRIIMI MAE Inc.
     (410) 244-7400                            and CRIIMI MAE Holdings II, L.P.,
                                               Debtors-in-Possession

     Co-Counsel for CRIIMI MAE Inc.
     and CRIIMI MAE Holdings II, L.P.,
     Debtors-in-Possession

SHULMAN, ROGERS, GANDAL,                   COVINGTON & BURLING
    PORDY & ECKER, P.A.

By:         /s/                            By:      /s/
   --------------------------                 --------------------------
      Morton A. Faller                        Michael St. Patrick Baxter
      Federal Bar No. 01488                   Federal Bar No. 09694
      11921 Rockville Pike                    Dennis B. Auerbach
      Third Floor                             Federal Bar No. 09290
      Rockville, MD 20852-2753                1201 Pennsylvania Avenue, N.W.
      (301) 231-0928                          Washington, D.C. 20044
                                              (202) 662-6000

       Counsel for CRIIMI MAE
       Management, Inc.,                      Counsel for the Official Committee
       Debtor-in-Possession                   of Equity Security Holders of
                                              CRIIMI MAE Inc.


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


                        AMENDED PAGE TO EXHIBIT G TO THE
               DEBTORS' SECOND AMENDED JOINT DISCLOSURE STATEMENT

                   SECOND AMENDED AND RESTATED CRIIMI MAE INC.
                       STOCK OPTION PLAN FOR KEY EMPLOYEES

         1. PURPOSE. This Amended and Restated Stock Option Plan for Key Employees (this "Plan") for CRIIMI MAE Inc. (the "Company") and its subsidiaries, is intended to provide opportunities to purchase shares (each, an "Option") of the Company's common stock (the "Common Stock") to (a) persons holding the executive position of vice president or more senior of the Company and its subsidiaries and (b) other employees of the Company and its subsidiaries who are otherwise designated by the Stock Option Committee (the "Committee") as key employees (each of (a) and (b), an "Eligible Employee"). This Plan as originally adopted became effective on June 30, 1995. This Plan was amended and restated effective as of July 28, 1995, was further amended effective May 12, 1998 and is further amended and restated to be effective as of the effective date of the Company's THIRD Amended Joint Plan of Reorganization (the "Plan of Reorganization"); provided that the holders of Common Stock have voted to accept the Plan of Reorganization.

         2. GENERAL ADMINISTRATION.

            A. Committee Members. This Plan shall be administered by a committee (the "Committee") consisting of not fewer than two members of the Board of Directors (the "Board") of the Company who are appointed by the Board to administer the Plan and to perform the functions set forth herein and who are "non-employee directors" within the meaning of Rule 16b-3 as promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and who are also "outside directors" within the meaning of Section 162(m) of the Code.

            B. Authority of Committee. The Committee shall have the authority
(i) to exercise all of the powers granted to it under this Plan; (ii) to construe, interpret and implement this Plan and any Option Agreements executed pursuant to Section 7 below; (iii) to prescribe, amend and rescind rules and regulations relating to this Plan, including rules governing the Committee's own operations; (iv) to make all determinations necessary or advisable in administering this Plan; (v) to correct any defect, supply any omission and reconcile any inconsistency in this Plan; and (vi) to amend this Plan to reflect changes in applicable law. Further, the Committee may delegate to officers or employees of the Company or any subsidiary, and to service providers, the authority, subject to such terms as the Committee shall determine, to perform administrative functions with respect to the Plan and Option Agreements.

             C. Majority Vote. Actions of the Committee shall be taken by the affirmative vote of a majority of the Committee members. Any action may be taken by an instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if such action had been taken by a vote at a Committee meeting.

             D. Binding Determination. The determination of the Committee on all matters relating to this Plan or any Option Agreement shall be final, binding and conclusive.

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                             CERTIFICATE OF SERVICE

                  I HEREBY CERTIFY that on this 21st day of July, 2000, copies of the Praecipe Filing Amended Page to Exhibit G to the Debtors' Second Amended Joint Disclosure Statement were sent via first-class mail, postage prepaid (except as otherwise indicated), to the persons on the attached service list.



                                                   /s/
                                          ------------------------
                                            Richard L. Wasserman


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